Reserve and Distribution of Profit	12 Months Ended
Dec. 31, 2018
Insurance [Abstract]
Reserve and Distribution of Profit

17. RESERVE AND DISTRIBUTION OF PROFIT

In accordance with relevant PRC regulations and the Articles of Association of our PRC subsidiaries, our PRC subsidiaries are required to allocate at least 10% of their annual after-tax profits determined in accordance with PRC statutory financial statements to a statutory general reserve fund until the amounts in said fund reaches 50% of their registered capital. As of December 31, 2018 and 2017, the balance of general reserve is $13.8 million and $14.0 million, respectively.

Under the applicable PRC regulations, the Company may pay dividends only out of the accumulated profits, if any, determined in accordance with the PRC accounting standards and regulations. As the statutory reserve funds can only be used for specific purposes under the PRC laws and regulations. The general reserves are not distributable as cash dividends.

Our after-tax profits or losses with respect to the payment of dividends out of accumulated profits and the annual appropriation of after-tax profits as calculated pursuant to the PRC accounting standards and regulations do not result in significant differences as compared to after-tax earnings as presented in our consolidated financial statements. However, there are certain differences between the PRC accounting standards and regulations and the U.S. generally accepted accounting principles, arising from different treatment of items such as amortization of intangible assets and change in fair value of contingent consideration arising from business combinations.